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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                         March 28, 2005 (March 22, 2005)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                         1-3579                 06-0495050
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS

On November 16, 2004, Pitney Bowes Inc. (the "Company") filed a registration statement on Form S-3 (No. 333-120525) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to $2,500,000,000 of debt securities, preferred stock, preference stock, common stock, purchase contracts, depositary shares, warrants and units of the Company. On February 8, 2005, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective. The Registration Statement and the definitive prospectus contained therein are collectively referred to as the "Prospectus". On March 21, 2005 the Company filed a supplement to the Prospectus, dated March 17, 2005 (the "Prospectus Supplement"), relating to the offering and sale of $400,000,000 aggregate principal amount of 5% Notes due March 15, 2015 (the "Notes"). In connection with the filing of the Prospectus Supplement and the issuance of the Notes, the Company is filing an exhibit as part of this Form 8-K. See "Item 9.01. Financial Statements and Exhibits".


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     4(c)  5% Note due March 15, 2015.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Pitney Bowes Inc.

March 28, 2005




                                   /s/ B.P. Nolop
                                   ----------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)